SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 15, 2002

CACHEFLOW INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Almanor Avenue
Sunnyvale, California 94086
(408) 220-2200

(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)

ITEM 5.    Other Events.

CacheFlow Inc. (the “Company”) received a letter dated on August 14, 2002 from Nasdaq regarding its noncompliance with Nasdaq Marketplace Rule 4450(a)(5). Further details regarding this letter are contained in the Company’s press release dated August 15, 2002, attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBITS.

99.1	Press Release dated August 15, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHEFLOW INC.

Date:	August 16, 2002	By:	/s/ ROBERT VERHEECKE
Robert Verheecke Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated August 15, 2002.